Exhibit 99.1

Dark Pulse, Inc. Discusses Grae-Con Agreement and Numerous Drone Acquisitions with The Stock Day Podcast

Phoenix, July 16th, 2021 (Newsfile Corp.) -- The Stock Day Podcast welcomed Dark Pulse, Inc. (DPLS)(“the Company”), a company that uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of temperatures, strains and stresses. CEO of the Company, Dennis, O’Leary, joined Stock Day host Everett Jolly.

Jolly began the interview by noting the Company’s decision to waive salaries for their management team and board members. “I believe in running a company extremely lean,” said O’Leary. “To the point where it is not going to hinder us, but at the same time I’m not going to bring on capital unless that capital gives me a multiplier. That is really how I’ve been running it almost since the beginning.”

“What is going on in Dubai?”, asked Jolly. “Faisal Farooqui was based in India; however, we made a pivot due to market positions in Dubai,” explained O’Leary, adding that Farooqui will now be transitioning to Dubai. “We anticipate a market presence very soon.”

“Could you discuss some of the takeaways from your recent Shareholder Letter?”, asked Jolly. “There’s some remaining space in terms of acquisitions,” said O’Leary. “The strategy of the company I had mentioned is more like a software-as-a-service company,” he added. “We’re actually in a position where we’re going to be having some roll up activity,” continued O’Leary. “My interest is to find companies that are revenue producing, but also are capable of expanding our services offering. We don’t want to just be a one-type technology company, we want to have a broader portfolio of offerings.”

Jolly then commented on the Company’s significant stock price increase. “I believe that we’re on the right trajectory, definitely the right path,” said O’Leary. “There has been forward momentum; I’ve done what I said I was going to do and I think that the share price reflects that.”

“Could you give my new listeners a little bit of a backstory of what Dark Pulse, Inc. does and where you’re headed with that technology?”, asked Jolly. O’Leary shared that the Company holds a patent in a technique called dark pulsing technology. “Currently, systems have been using a bright pulsing technique, which does not have the resolution or capabilities that our system offers. We are really a next generation software, hardware company offering capabilities that are really not out there.”

The conversation then turned to the Company’s recent LOIs and agreements. “We’re building on capabilities,” said O’Leary. “We’ve teamed up with Grae-Con, which gives us a global presence. They can do our installations for us and are also building a demonstration facility,” he shared. “The acquisitions are all in the drone space right now,” said O’Leary, adding that these partnerships add air, sea, and land capabilities. “You’ll see more of this; you’ll see us adding ancillary capabilities, expanding the company, and trying to bring revenues in through acquisitions and roll ups.”

“As we put our technology out there and we have demonstrations with the tech, we will see continued contract wins and increasing revenues. Again, that is the game plan in the letter that I issued back in January, and we are sticking to it,” continued O’Leary.

To close the interview, O’Leary elaborated on the Company’s potential as they continue to expand their capabilities and service offerings.

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To hear Dennis O’Leary’s entire interview, follow the link to the podcast here:

https://audioboom.com/posts/7906488-dark-pulse-inc-discusses-grae-con-agreement-and-numerous-drone-acquisitions-with-the-stock-day

Investors Hangout is a proud sponsor of “Stock Day,” and Stock Day Media encourages listeners to visit the company’s message board at https://investorshangout.com/

About DarkPulse, Inc.

DarkPulse, Inc. uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of temperatures, strains and stresses. The Company’s technology excels when applied to live, dynamic critical infrastructure and structural monitoring, including pipeline monitoring, perimeter and structural surveillance, aircraft structural components and mining safety. The Company's fiber-based monitoring systems can assist markets that are not currently served, and its unique technology covers extended areas and any event that is translated into the detection of a change in strain or temperature. In addition to the Company’s ongoing efforts with respect to the marketing and sales of its technology products and services to its customers, the Company also continues to explore potential strategic alliances through joint venture and licensing opportunities to further expand its global market position.

For more information, visit www.DarkPulse.com

Safe Harbor Statement

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the "safe harbor" created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. All statements other than statements of historical facts included in this news release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully market our products and services; the acceptance of our products and services by customers; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other security and telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; our success establishing and maintaining collaborative, strategic alliance agreements, licensing and supplier arrangements; our ability to comply with applicable regulations; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Media Contact:

DarkPulse Solutions, Inc.

doleary@DarkPulse.com

About The “Stock Day” Podcast

Founded in 2013, Stock Day is the fastest growing media outlet for Nano-Cap and Micro-Cap companies. It educates investors while simultaneously working with penny stock and OTC companies, providing transparency and clarification of under-valued, under-sold Micro-Cap stocks of the market. Stock Day provides companies with customized solutions to their news distribution in both national and international media outlets. The Stock Day Podcast is the number one radio show of its kind in America.

SOURCE:

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